                                                                 EXHIBIT 10.61.3

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIRD AMENDMENT, dated as of February 26, 2003 (this "Amendment"), to the Existing Credit Agreement (as defined below), among FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation (the "Borrower"), and the Lenders (as defined below) signatory hereto.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, various financial institutions and other Persons from time to time parties thereto (collectively, the "Lenders"), Bank of America, N.A., as the Administrative Agent, Chase Securities Inc., as the Syndication Agent, Morgan Stanley Senior Funding, Inc., as the Documentation Agent, and Paribas, as the Co-Documentation Agent, are parties to the Credit Agreement, dated as of February 10, 2000, (as amended by Amendment No. 1 thereto, dated as of March 20, 2001, and Amendment No. 2 thereto, dated as of July 12, 2001, and as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the "Existing Credit Agreement", and as amended by this Amendment, the "Credit Agreement");

         WHEREAS, the Borrower desires to amend the Existing Credit Agreement as set forth herein; and

         WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend and waive the Existing Credit Agreement in certain respects as provided below;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "Existing Credit Agreement" is defined in the first recital.

         "Third Amendment Effective Date" is defined in Section 3.1.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II
                         AMENDMENTS TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II; except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SECTION 2.1. Amendment to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definition in such
Section in the appropriate alphabetical sequence:

         "Amendment No. 3" means the Third Amendment to Credit Agreement, dated as of February 26, 2003, among the Borrower and the Lenders party thereto.

         SECTION 2.2. Amendment to Section 3.3. Section 3.3 of the Existing Credit Agreement is hereby amended by deleting the language in clause (b) thereof in its entirety and inserting "[INTENTIONALLY OMITTED]" in replacement therefor.

         SECTION 2.3. Amendment to Section 8.4. Clause (i) of Section 8.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (i) so long as no Default or Event of Default has occurred and is continuing at the time of incurrence thereof, unsecured Indebtedness of the Borrower in an aggregate principal amount not to exceed $600,000,000 at any one time outstanding; provided that such Indebtedness (i) shall mature no earlier than seven years from the Closing Date, (ii) shall not have any scheduled principal payments or provide for any mandatory prepayments or redemptions or repurchases not otherwise provided to the lenders hereunder (including by way of default under this agreement) prior to the date that is seven years after the Closing Date, and (iii) has covenants, defaults and other terms and conditions (other than interest rates) no more restrictive than those contained in this agreement;

                                   ARTICLE III
                           CONDITIONS TO EFFECTIVENESS

         SECTION 3.1. Amendment Effective Date. This Amendment (and the amendments contained herein) shall become effective as of the date first above written (the "Third Amendment Effective Date"), when all of the conditions set forth in this Section 3.1 have been fulfilled to the satisfaction of the Administrative Agent.

         SECTION 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the Administrative Agent and the Majority Lenders.

         SECTION 3.1.2. Fees and Expenses. The Administrative Agent shall have received all fees and expenses owing to it, including expenses referenced in
Section 4.2 hereof.

         SECTION 3.1.3. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

                                   ARTICLE IV
                                  MISCELLANEOUS

         SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION 4.2. Loan Document Pursuant to Credit Agreement; Expenses; Limited Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. The Borrower agrees to pay, promptly upon invoicing therefor, all out of pocket expenses of the Administrative Agent in connection with the negotiation, execution and delivery of this Amendment, together with its expenses in connection with closing and post-closing matters related to the Existing Credit Agreement. Except as expressly modified by this Amendment, all provisions of the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.

         SECTION 4.3. Representations and Warranties. The Borrower hereby represents and warrants that (a) before and after giving effect to this Amendment the statements contained in Sections 5.2(b) and (c) of the Existing Credit Agreement are true and correct in all material respects as it made on the Third Amendment Effective Date, with all references therein to "Borrowing Date" being deemed to be references to the Third Amendment Effective Date and references therein to "Borrowing" being deemed to be references to the amendments effected by this Amendment, and (b) each of the Contributed Subsidiaries is not a Material Subsidiary.

         SECTION 4.4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 4.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 4.6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       FIDELITY NATIONAL FINANCIAL, INC.

                                       By: /s/ PATRICK S. FARENGA
                                          -------------------------------------
                                          Title: Vice President and Treasurer

                                       ACKNOWLEDGED:
                                       BANK OF AMERICA,
                                       as Administrative Agent and a Lender

                                       By: /s/ Jim V. Miller
                                           -----------------------------------
                                           Title:

                                                     Jim V. Miller
                                                   Managing Director

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ Douglas A. Rich
                                           -----------------------------------
                                           Douglas A. Rich
                                           Title: Vice President

                                           3rd Amendment to FNF Credit Agreement

                                       JPMORGAN CHASE BANK

                                       By: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                           Title: Managing Director

                                       UNION BANK OF CALIFORNIA, N.A.

                                       By: /s/ Joseph M. Argabrite
                                           -----------------------------------
                                           Title:

                                                   Joseph M. Argabrite
                                                      Vice President

                                       BANK OF THE WEST

                                       By: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                           Title: Vice President

                                       COMERICA BANK - CALlFORNIA

                                       By: /s/ James F. Cooper
                                           -----------------------------------
                                           Title:

                                                    James F. Cooper
                                                  First Vice President

                                       FIRST BANK & TRUST

                                       By: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                           Title: V.P.

                                       BNP PARIBAS

                                       By: /s/ Cecile Scherer
                                           -----------------------------------
                                       Title:
                                                  CECILE SCHERER
                                                     Director
                                               Merchant Banking Group

                                           /s/ Mark Darrel
                                           -----------------------------------
                                                MARK DARREL
                                               VICE PRESIDENT

                                       LASALLE BANK NATIONAL ASSOCIATION

                                       By: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                           Title: Commercial Banking Officer

                                       BANK ONE, NA, a national banking
                                       asociation with its main office in
                                       Chicago, Illinois, successor by merger
                                       to BANK ONE, ARIZONA, NA

                                       By: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                           Title: Firs Vice President

                                       BMO NESBITT BURNS FINANCING, INC.

                                       By: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                           Title: VICE PRESIDENT

                                       Western Financial Bank

                                       By: /s/ Arthur P. Carter
                                           -----------------------------------
                                              Arthur P. Carter
                                       Title: Vice president

                                       SUMITOMO MITSUI BANKING
                                       CORPORATION

                                       By: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                           Title: S.V.P.

                                       FLEET NATIONAL BANK

                                       By: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                           Title: Vice President

                                       WACHOVIA BANK, N.A.

                                       By: /s/ Mark B. Felker
                                           -----------------------------------
                                           Title:

                                                     MARK B. FELKER
                                                    MANAGING DIRECTOR
                                                  WACHOVIA BANK NATIONAL
                                                       ASSOCIATION

                                       WELLS FARGO BANK, N.A.

                                       By: /s/ [ILLEGIBLE]
                                           -----------------------------------
                                           Title: Vice President

                                       By: /s/ Matthew A. Frey
                                           -----------------------------------
                                           Title: MATTHEW A. FREY
                                                  Vice President

                                       TAIWAN BUSINESS BANK

                                       By: /s/ Mr. Ben Chen
                                           -----------------------------------
                                           Title: Mr. Ben Chen VP & GM